UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2023

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE: On April 25, 2023, Simmons First National Corporation (“Corporation”) filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K (“Initial Form 8-K”), which included an investor presentation that was furnished as Exhibit 99.2 to the Initial Form 8-K (the “Investor Presentation”). The Corporation is filing this Amendment No. 1 to Form 8-K solely to correct certain inadvertent errors with respect to net income and adjusted net income information set forth on slide 6 of the Investor Presentation. All other information contained in the Initial Form 8-K, including, among other items, the Corporation’s press release dated April 25, 2023, that was furnished as Exhibit 99.1 and incorporated by reference into Item 2.02 of the Initial Form 8-K, remains unchanged.

Item 7.01 Regulation FD Disclosure.

On April 26, 2023, the Corporation issued an updated investor presentation, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information provided pursuant to this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated April 25, 2023 (incorporated by reference to Exhibit 99.1 to the Corporation’s Initial Form 8-K).
Exhibit 99.2	Updated Investor Presentation issued on April 26, 2023.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ James M. Brogdon
Date: April 26, 2023	James M. Brogdon, President and Chief Financial Officer